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                                                                    EXHIBIT 99.1

  Governance Agreement. The Company is party to a Governance Agreement, dated as of December 22, 1994, as amended (the "Governance Agreement"), with Zeneca and Dr. Bernard Salick, the provisions of which become effective immediately upon the consummation of the Merger and terminates upon the earlier of the date upon which (1) the Company has exercised the Call and has paid to the Depositary (as defined below) the aggregate Call Price and (2) the Put Period has expired and the Company has paid the Depositary the Put Price for all shares of Special Common Stock with respect to which the Put has been exercised (the "Termination Date").

  The Governance Agreement provides (and the By-Laws will provide) that the Company will not take or agree to take (nor permit its subsidiaries to take or agree to take), directly or indirectly, certain specified actions without the approval of a majority of the Board present and voting at the meeting. The majority must include at least one Common Stock Director who at such time is an employee of Zeneca (or certain of its affiliates) and at least one Special Common Stock Director who was an executive officer of the Company prior to the Merger. Those actions include, without limitation (and, in certain cases, subject to specified exceptions): (i) adoption, repeal or modification of any business plan of the Company (as a business plan for fiscal year 1995, the Governance Agreement contemplates a business plan consistent with the Company's 1995 budget, projections derived from which are set forth under "MERGER PROPOSAL--Certain Projections"); (ii) authorization, sale, distribution or other issuance of, or the granting of rights with respect to, any securities of the Company, except for any issuances of Special Common Stock pursuant to the terms of the Replacement Options (as defined below), (iii) a repurchase, redemption or exchange of any shares of capital stock of the Company, other than as contemplated by the terms of the Special Common Stock or in connection with the exercise of the Replacement Options, (iv) amendment of the Certificate of Incorporation or the By-Laws of the Company, (v) incurrence of debt (see "Recommendation of the Company's Board of Directors"), (vi) the liquidation of (or investment in) marketable securities, (vii) acquisition or sale of any interest in a business or assets exceeding certain dollar thresholds, (viii) the execution or amendment of certain agreements creating a liability, or requiring payments, over certain dollar thresholds, (ix) entry into a line of business other than providing diagnostic and therapeutic services to patients with complex chronic illnesses requiring sophisticated long-term care, (x) the making of any investment in or entry into joint ventures or partnerships, (xi) the initiation or settlement of certain litigation matters, (xii) the taking of certain extraordinary corporate actions (such as the sale of all or substantially all of the Company's assets, a merger or recapitalization of the Company, filing of a bankruptcy petition and the like), (xiii) except for any transaction contemplated by, authorized by or described in the Employment Agreements (defined below), the appointment or removal of or transactions by the Company or its subsidiaries with any senior officer of the Company or any transactions by the Company with any of its directors or any of its subsidiaries or their affiliates or with any of Zeneca or certain of its affiliates, (xiv) the creation and composition of any committee of the Board of Directors, (xv) the adoption or amendment of any employee plan or arrangement or the execution or amendment of or supplement to any collective bargaining or union contract, (xvi) the payment of dividends or distributions, other than as contemplated by the Merger Agreement, (xvii) licensing or sublicensing of material intellectual property, (xviii) any change in the Company's fiscal year, and (xix) the appointment or termination of the engagement of the Company's accountants.

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  Pursuant to the terms of the Governance Agreement, Zeneca is required to designate the persons who will serve as the five initial Common Stock Directors, at least one of whom must be an independent director (as defined in Section 6(c) of Schedule D to the By-laws of the National Association of Securities Dealers, Inc. ("NASD")). Thereafter, Zeneca may (but is not required) to nominate those persons who will stand for election as the successors to the Common Stock Directors, at least one of whom at all times will be an independent director. The five persons designated by Zeneca to serve as the initial Common Stock Directors are Robert C. Black, Dr. Michael G. Carter, John G. Goddard, Dr. Thomas F.W. McKillop and Dr. Clifford Richard Guy. See "Conduct of the Company After the Merger." Pursuant to the Governance Agreement, the Company has designated Dr. Salick, Leslie F. Bell, Michael T. Fiore, Barbara Bromley-Williams and Thomas Mintz, M.D. as the persons to serve as the five initial Special Common Stock Directors. See "ELECTION OF DIRECTORS." Thereafter, a majority of the Special Common Stock Directors in office will nominate those persons who will stand for election as the successors to the Special Common Stock Directors, at least one of whom will, at all times, be an independent director.

  Upon the expiration of the term of directorship of those persons constituting the Board immediately after the Effective Time, and thereafter upon the expiration of the term of directorship of each successor thereto, the Company will nominate the persons (and only those persons) selected in the manner described above as the group of nominees proposed by the Board of Directors of the Company for election to the Board at each meeting of the stockholders of the Company being held for the election of directors, will recommend to the stockholders of the Company each such nominee's election to the Board and solicit proxies for each such nominee from all holders of voting securities of the Company entitled to vote thereon.

  The Governance Agreement further provides that the Company will have an executive committee, an audit committee and a compensation committee, each consisting of an equal number of Common Stock Directors and Special Common Stock Directors. The Governance Agreement further requires (and the By-Laws will permit) the establishment of an operational committee, also consisting of an equal number of Common Stock Directors and Special Common Stock Directors, to which committee the Board of Directors may delegate the power to approve the taking of certain of the specified actions described above, as the Board determines is appropriate, which approval otherwise requires approval by a majority of the Board, including one Common Stock Director who is then an employee of Zeneca or certain of its affiliates and one Special Common Stock Director who was an executive officer of the Company prior to the Merger.

  The Governance Agreement further provides that, at the written request of Zeneca, the Company will take any action required to allow Zeneca to exercise the Call. The members of the Board will use their best efforts, consistent with their fiduciary duties to the Company, to do all necessary and useful actions in connection with the exercise by Zeneca of the Call.

  Zeneca has the right (but not the obligation) under the Governance Agreement to designate (subject to the Company's approval) up to three employees of Zeneca or its affiliates to be employed by the Company after the Closing, one of whom would be an executive officer and the other two of whom would be staff-level employees in the area of financial management and management information systems. The salary and benefits of one staff-level employee will be paid by the Company and the salary and benefits of the other two employees will be paid by Zeneca, subject to review of the arrangements within one year after the Merger.

  Under the Governance Agreement, the Company will be subject to certain continuing covenants including without limitation advising and consulting with Zeneca as to the business of the Company and permitting Zeneca (or a representative thereof) to visit and inspect any of the properties of the Company or any of its subsidiaries, at such reasonable times and as often as Zeneca may reasonably request. Further, the Company is required to deliver copies of its monthly, quarterly and year-end financial and other operating statements to Zeneca. Each of the parties to the Governance Agreement has agreed to hold in confidence and not use (and use its best efforts to cause its affiliates, shareholders, directors, officers, employees, accountants, counsel, consultants, advisors and other agents to hold in confidence and not use), subject to certain specified exceptions, all confidential documents and information received from the other parties to the Governance Agreement.

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  Zeneca may assign its rights, but not its obligations, under the Governance
Agreement to any Zeneca Group entity and may assign its rights and obligations under the Governance Agreement to Zeneca PLC or Zeneca Holdings, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Zeneca, without the consent of the Company or Dr. Salick or it may assign its rights and obligations under the Governance Agreement to any other Zeneca Group entity with the consent of both Dr. Salick and the Company, such consent not to be unreasonably withheld.

  Employment Agreements. The Company is presently party to employment agreements with each of Dr. Salick and Messrs. Bell and Fiore. The terms thereof are summarized under "EXECUTIVE COMPENSATION--Employment Agreements" below.

  In connection with the Merger Agreement, the Company and Dr. Salick have entered into a Second Amended and Restated Employment Agreement, dated as of December 22, 1994 (the "Salick Agreement"), which will, on the consummation of the Merger, supersede the existing employment agreement between the Company and Dr. Salick. The compensation and benefits under the Salick Agreement are substantially the same as those contained in Dr. Salick's existing employment agreement. See "EXECUTIVE COMPENSATION--Employment Agreements" below. The Salick Agreement provides that Dr. Salick will be employed as the Chairman of the Board, Chief Executive Officer and President and as Medical Director of the Company's facilities for a period of five years from the Closing. The Salick Agreement provides for an annual salary of $878,320 (increased annually by an amount at least equal to the annual increase in the All Urban Consumers Los Angeles-Long Beach-Anaheim consumer price index), an annual bonus equal to the greater of that determined by the Executive Compensation Committee, the Board of Directors of the Company or as calculated as set forth in the Salick Agreement (which formula provides that the first $300,000 of net profits of the Company are payable to Dr. Salick as a bonus), continued participation in the Company's Management Incentive Compensation Plan ("MICP"), and payment of certain professional fees, expenses and benefits. The Salick Agreement may be terminated by the Company for "Good Cause" as therein defined which includes, without limitation, misappropriation of Company funds; repeated willful misconduct or a single act of wanton and egregious misconduct; conviction of a felony; engaging in intentional acts of fraud; engaging in any business, profession or occupation which is competitive with the business of the Company; a violation of the Company's Employee Handbook or Personnel Policy & Procedure Manual or the Policy on the Ethical Conduct of Business developed by Zeneca; and breach of certain covenants regarding the transfer of any patentable inventions and the information with respect to the same which may be developed by Dr. Salick. The Salick Agreement may be terminated by Dr. Salick for "Good Reason" which includes, without limitation, a reduction in his base salary; a change in the principal offices of the Company (other than to facilities of a substantially similar size and quality in West Los Angeles or Santa Monica, California); a reduction in the Company's employees or working hours by at least thirty percent (which is not caused by a significant decline in the economic performance of the Company); a material adverse change in the operations, policies, funding, procedures, practices or professionalism relating to the overall quality of patient care by the Company which is inconsistent with the Company's past or existing practices; the name of the Company being changed to not include the name "Salick;" certain reductions in benefits to Dr. Salick or a change in the calculations of his bonus; a breach by the Company of the Salick Agreement; a change in control of the Company during the first thirty months after the Closing; and the reasonable determination by Dr. Salick that, as a result of changes initiated by Zeneca that significantly adversely affect his position, he is unable to exercise the nature or scope of his authority, duties, powers, or functions that he exercised at the time of execution of the Salick Agreement. If Dr. Salick's employment is terminated during the term thereof for any reason other than Good Cause or if Dr. Salick terminates the Salick Agreement for Good Reason, then he will be entitled to severance pay in an amount equal to 299% of his "Base Salary" (as therein defined). The Company has agreed to indemnify Dr. Salick for any liabilities or losses incurred by him in connection with any litigation relating to actions or omissions prior to the Effective Time to which he is a party by reason of being an officer, director, employee or agent of the Company or based on or arising out of his serving in such capacities, other than litigation with respect to which Dr. Salick had actual knowledge and did not disclose pursuant to the Merger Agreement. As to actions taken or omitted to be taken after the Effective Time, the

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Company will indemnify Dr. Salick for any liabilities or losses incurred by him in connection with any litigation to which he is made a party by reason of, or based on or arising out of his services as, an officer, director, employee or agent of the Company or out of certain tax audits, other than any litigation arising from repeated willful misconduct by Dr. Salick.

  As required under the Salick Agreement, Dr. Salick and the Company entered into an Agreement Not to Compete which prohibits him, for a period of thirty months from the Closing, from being employed by or otherwise participating in any business which competes with the business of the Company within certain geographical limits and from soliciting employees or former employees without the prior written consent of the Company. Although entered into on December 22, 1994, the Agreement Not to Compete only becomes effective after the Effective Time and then only in the event that the employment of Dr. Salick is terminated by the Company for Good Cause or is terminated by him for any reason other than Good Reason (other than termination for Zeneca-initiated changes included within the definition of Good Reason).

  As a condition to the obligations of Zeneca to proceed with the Closing, the Company shall have also entered into employment agreements and agreements not to compete with each of Leslie F. Bell and Michael T. Fiore in substantially the same form as the Salick Agreement (collectively, the Salick Agreement and such other employment agreements are referred to herein as the "Employment Agreements"). The compensation and benefits under these agreements will be substantially the same as those contained in Messrs. Bell's and Fiore's existing employment agreements. See "EXECUTIVE COMPENSATION--Employment Agreements." The Employment Agreement to be entered into with Mr. Bell will provide for his employment as Executive Vice President, Chief Financial Officer, Secretary and General Counsel to the Company at an annual salary of $392,893 (with cost of living adjustments) and the Employment Agreement to be entered into with Mr. Fiore will provide for his employment as Executive Vice President and Chief Operating Officer of the Company at an annual salary of $307,528 (with cost of living adjustments). Each of Messrs. Bell and Fiore will be entitled to continued participation in the MICP. On the consummation of the Merger, the employment agreements between the Company and each of Messrs. Bell and Fiore will be superseded by the Employment Agreements.

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